U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 17, 2000




                          NPS INTERNATIONAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  0-13858                               86-0214815
                  -------                               ----------
            (Commission File No.)                     (IRS Employer
                                                    Identification No.)



            4400 US Highway 9
              Freehold, N.J.                              07728
-----------------------------------------               --------
(Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code: (732) 625-0770

                                812 Proctor Ave.
                             Ogdensburg, N.Y. 13669
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 1(a). Change in Control of Registrant.

         As a result of the acquisition of Assets described hereinbelow under "Item 2, Acquisition and Disposition of Assets,", the percentage of voting securities of the Company now beneficially owned directly or indirectly by the persons who acquired control and the identity of the persons who acquired control are as follows:

                                                         Percent

Name and Address of           Amount and Nature of          of
Beneficial Owner              Beneficial Ownership        Class
----------------              --------------------       -------

MaxPlanet Corp.                     3,500,000             24.8%
4400 US Highway
Rt. 9 South
Suite 2800
Freehold, N.J. 07728

All Directors                       3,500,000             24.8%
and Officers as a
Group (3 persons)

Item 2.  Acquisition and Disposition of Assets.

         Effective October 17, 2000, NPS International Corp. (the "Company") acquired certain assets from MaxPlanet Corp., a Delaware publicly held corporation ("MPC") in exchange for issuance of 3.5 million shares of the Company's common stock in favor of MPC, which shares were valued at $123,000. The assets acquired include the rights to three (3) domain names, including "oneclass.com," "1class.com" and "telephonebook.net" along with related business plans, servers, database and software previously developed by MPC. A copy of the relevant agreement is included in this report as Exhibit 10.2.

         The relevant agreement was executed in August 2000; however, the agreement provides that the effective date of the agreement would not be until such time as the assets had been fully delivered to the Company. Final delivery of the relevant URL's and platforms was completed on October 17, 2000.

         In addition, the Company has also agreed to lease its corporate office from MPC and use the services of MPC's Internet development and production facility in Miami, Florida in order to generate users and customers to products and services to be offered by the Company. This agreement requires the Company to pay $5,000 per month to MPC until September 2001, which term will automatically renew for successive one year terms until written notice of termination is provided. The Company has also agreed, among other things, to pay MPC a minimum quarterly fee of 100,000 shares of the Company's common stock for supporting the Company's growth.

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         As a result of this  acquisition,  the  principal  business plan of the
Company has changed. The Company now intends to acquire, joint venture, advertise, promote and market unaffiliated companies worldwide in the Internet,
biotechnology,   genomics,   pharmaceuticals  and  life-sciences  industries  by
offering multiple solutions and platforms for these companies to promote their advertisements and content. The Company also intends to provide solutions for public and private companies to raise capital, raise business awareness and effect strategic mergers, acquisitions and other business combinations.

         Through its network, the Company intends to offer a minimum of ten (10) Platform solutions for the advertiser or marketer to choose from, including (i) wireless devices; (ii) World Wide Web; (iii) E-mail; (iv) Interactive TV; (v) Digital Billboards; (vi) Internet Kiosks; (vii) Smart Devices, i.e. PALM, etc.;
(viii) ATM Machines; (ix) Desktop Software; and (x) Alternative Media - Mobile Truck Ads/Truck and Bus Wrap, Card Racks.

         Subsequent to the closing of the aforesaid Assets acquisition, some of the Company's officers and directors resigned and the following persons were appointed to the positions indicated:

                  Name                               Position
                  ----                               --------

         Henry Val                           CEO, President and Director

         Israel Goldreich                    Director

         Mr. Stephen Rosenburgh remains as a director of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of the Assets and the Company's pro forma financial statements within sixty (60) days after the filing of this Form 8-K.

         (c)  Exhibits.

         10.2     Asset Purchase Agreement between the Company and
                  MaxPlanet Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NPS INTERNATIONAL CORPORATION


                                        By:s/ Henry Val
                                           -----------------------------
                                           Henry Val, President

Dated:  October 31, 2000


                                                                               4


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                         NPS INTERNATIONAL CORPORATION

                           ---------------------------

                            EXHIBIT 10.2 TO FORM 8-K

                           ---------------------------

                            ASSET PURCHASE AGREEMENT

                             BETWEEN THE COMPANY AND

                                MAXPLANET, CORP.

                           ---------------------------

                                                                               5


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                            ASSET PURCHASE AGREEMENT

     ASSET PURCHASE AGREEMENT dated as of August_____, 2000, by and among MAX PLANET COROPRATION INC., a New Jersey Corporation having its principal place of business at 4400 US Highway Freehold, NJ 07728. ( hereinafter referred to as ("Seller"), and NPS INTERNATIONAL CORPORATION.; a NewYork Corporation ("Purchaser"), with its principal place of business at 812 Proctor Avenue Ogdensburg, NY 13669 with reference to the following RECITALS:

     A. Seller, is engaged in the internet business (hereinafter referred to as the "Business").

     B. After the transaction, Purchaser shall have acquired certain of the assets and none of the liabilities of Seller.

     C. Subject only to the limitations and exclusions contained in this Agreement and on the terms and conditions hereinafter set forth, Seller desires to sell and Purchaser desires to purchase the assets of the Seller as more particularly described herein.

     NOW THEREFORE, in consideration of the recitals and of the respective covenants, representations, warranties and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I - PURCHASE AND SALE

     1.1. Description of Assets. Upon the terms and subject to the conditions set forth in this Agreement, Seller, does hereby agree to grant, convey, sell, transfer and assign to Purchaser and Purchaser shall purchase all of Seller's right, title, and interest in the following assets, properties and contractual rights of Seller, listed on Schedule on 1.1 which is attached hereto and made a part hereof.

     1.2 Non-Assumption of Liabilities. Except as explicitly set forth in this Agreement, Purchaser shall not, by the execution and performance of this Agreement or otherwise, assume, become responsible for, or incur any liability or obligation of any nature of Seller whether legal or equitable, matured or contingent, known or unknown, foreseen or unforeseen, ordinary or extraordinary, patent or latent, whether arising out of occurrences prior to, at or after the date of this Agreement, including, without limiting the generality of the foregoing, any liability or obligation arising out of or relating to: (a) any occurrence or circumstance (whether known or unknown) which occurs or exists on or prior to the Closing Date and constitutes, or which by the lapse of time or giving notice (or both) would constitute, a breach or default under any lease, contract, or other instrument or agreement or obligation (whether written or oral); (b) injury to or death of any person or damage to or destruction of any property, whether based on negligence, breach of warranty, or

                                        1

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any  other  theory;  (c)  violation  of the  requirements  of  any  governmental authority or of the rights of any third person, including, without limitation, any requirements relating to the reporting and payment of federal, state, local or other income, sales, use, franchise, excise or property tax liabilities of Seller; (d) any severance pay obligation of Seller or any employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 as amended) or any other fringe benefit program maintained or sponsored by Seller or to which Seller contributes or any contributions, benefits or liabilities therefor or any liability for the withdrawal or partial withdrawal from or termination of any such plan or program by Seller; (g) the debts and obligations of Seller; and (h) liabilities or obligations of the Seller for brokerage or other commissions relative to this Agreement or the
transactions   contemplated   hereunder.   Seller  hereby  agrees  to  indemnify
Purchaser, its successors and assigns from and against all of the above liabilities and obligations in accordance with the terms of this Agreement.

     1.3  Accounts  Receivable.   Purchaser  shall  not  purchase  any  accounts
receivable of Sellers reflected on Sellers' books as of the Closing.

     1.4 Agreement to Purchase. At the Closing hereunder, Purchaser shall purchase the Assets from Seller, upon and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties and covenants of Seller contained herein, in exchange for the Purchase Price (hereinafter defined).

ARTICLE II - PURCHASE PRICE

     2.1 Purchase Price. In exchange for the Assets, Purchaser shall pay Seller (subject to adjustment as provided in Section 2.4 below) (the "Purchase Price").Three Million Five Hundred(3,500.000) shares of the Purchaser's common stock.

     2.2 Payment at Closing. At the closing, the Purchaser shall, deliver a letter to its transfer agent authorizing the issuance of the agreed upon number of shares.

     2.3 Allocation of Purchase Price. The Purchase Price shall be allocated among the assets as set forth on schedule 1.1

                          ARTICLE III - CLOSING, ITEMS TO BE DELIVERED, THIRD PARTY CONSENTS, CHANGE IN NAME AND FURTHER ASSURANCES

                                    3.1 Closing.  The Closing (the "Closing") of
                           the sale and purchase of the Assets shall take place at 10:00 A.M., local time, on or about August 5, 2000 an agreed upon location, or on such other date as may be mutually agreed upon in writing by Purchaser and Seller. The date of the Closing is sometimes herein referred to as the "Closing Date."

                                    3.2     Items to be Delivered at Closing. At
                           the Closing and subject to the terms and conditions herein contained:

                                        2

                                                                               7


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                                            (a)   Seller   shall   deliver    to
                           Purchaser the following:

                           (i) such bills of sale with covenants of warranty, assignments, endorsements, and other good and sufficient instruments and documents of conveyance and transfer, in form reasonably satisfactory to Purchaser and its counsel, as shall be necessary and effective to transfer and assign to, and vest in, Purchaser all of Seller's right, title and interest in and to the Assets.

                           (ii) all of the agreements, contracts, commitments, leases, plans, bids, quotations, proposals, instruments, computer programs and software, data bases, manuals and guidebooks, price books and price lists, customer and subscriber lists, supplier lists, sales records, files, correspondences, legal opinions, rulings issued by governmental entities, and other documents, books, records, papers, files, office supplies and data belonging to Seller which are part of or related to the Assets;

                  (b)      Purchaser shall deliver to Seller the following:

                           (i) the items reflecting the payment of the Purchase Price and related documents.

                  (c) at or prior to the Closing, the parties hereto shall also deliver to each other the agreements, certificates and other documents and instruments referred to in this Agreement.

     3.3 Further Assurances. Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto, without further consideration, such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller and Shareholders represent and warrant to the Purchaser as follows:

     4.1 Organization and Qualification. Seller is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation. Seller has all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses,

                                        3
certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged. Seller is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of their business makes such qualification necessary.

     4.2 Tax and Other Liabilities. Seller has no liability of any nature, accrued or contingent, including without limitation liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax ("Taxes") and liabilities to customers or suppliers, which will have any adverse impact on the Purchaser.

     4.3 Litigation and Claims. There is no litigation, arbitration, claim, governmental action or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor known to Seller) with respect to Seller, or any of its or his respective businesses, properties, or assets, and Seller is not affected by any present or threatened strike or other labor disturbance which affects the Assets being transferred. To the best of Seller's knowledge, Seller is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree; nor is Seller required to take any action in order to avoid such violation or default.

     4.4 Assets and Properties. Schedule 1.1 lists all of the tangible and intangible properties and assets of Seller being transferred. Seller has good and marketable title to the assets free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances (except such as may be listed in Schedule 1.1.) Upon consummation of the transactions contemplated hereby, Purchaser will acquire good and marketable title to the Assets.

     4.5 Customers. Schedule 4.5 accurately sets forth the customer list, service charges, equipment locations, and customer contracts to the extent they may exist.

     4.6 Employees. Nothing contained in this Agreement or otherwise shall obligate Purchaser to employ any person who is now or in the future employed by Seller except for and Henry Val who shall become Purchaser's President.

     4.7 INTENTIONALLY DELETED

     4.8 Authority to Sell. Seller has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of Seller have been duly taken to authorize the execution, delivery, and performance of this Agreement by Seller. This Agreement has been duly authorized, executed, and delivered by Seller and constitutes the legal, valid, and binding obligation of Seller and is enforceable as to them in accordance with its terms.

     4.9 Financial Statements.

     Attached hereto with respect to the Seller is the compiled balance sheet and income statement of each of the last two (2) fiscal years, (the "Seller's Financial Statement"). The Financial Statements together with the related notes and schedules attached thereto:

                                        4

                                                                               9


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          (1) have been  prepared  in  accordance  with the books of account and records of the Seller;

          (2) fairly present Seller's financial condition and the results of operations as and for the period therein specified and contain all notes required to make the presentation therein accurate in all material respects;

          (3)  have  been  prepared  in  accordance   with  generally   accepted
     accounting principles consistently applied during the periods involved;

          (4) do not include or omit to state any fact which renders such financial statements misleading; and

          (5) all of which have been certified by the President of the Seller to the effect set forth in the foregoing clauses (1) through (4).

     4.10 INTENTIONALLY OMITTED

     4.11 Absence of Broker. No agent or broker or other person acting pursuant to authority of the Seller or of Shareholders is entitled to any commission, finder's or similar fee in connection with the Transaction contemplated by this Agreement.

     4.12 Securities Representation. Shareholders represent that they have had an opportunity to review all of purchasers filings with the Securities and Exchange Commission filed by Purchaser. Shareholders further represent that they have been afforded an opportunity to ask questions of officers or agents of Purchaser and to investigate the business and affairs of Purchaser to their satisfaction. Shareholders further represent that they understand that although the Shares of Purchaser which they are receiving in the transaction will be registered under the Securities Act of 1933, as amended (the "Act"). Such shares shall be subject to the provisions of a separate "Lock-up" Agreement which is attached hereto as Exhibit B.

     4.13 Payment of Obligations. All obligations of Seller have been incurred in the ordinary course of business and will be paid in the ordinary course of business of Seller as they become due.

     4.14 Books and Records. The books and records pertaining to the business of Seller delivered or made available to Purchaser and its representatives for review are substantially complete and substantially correct in all material respects and have been maintained in accordance with good business practice.

     4.15 Consents for Sale. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by Seller for the sale of the Assets to Purchaser. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Seller is a party, or to which it or he or any of its or his respective businesses, properties, or assets are subject, is required for the sale of the Assets to Purchaser. The execution, delivery, and performance of this Agreement will not: (a) violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party

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to terminate or call a default under, entitle any party to rights and privileges that such party was not receiving or entitled to receive immediately before this Agreement was executed (except for service contracts between the Seller and customers which may not be assignable without the customer's consent); (b) create any obligation on the part of Seller that it was not paying or obligated to pay immediately before this Agreement was executed under, any term of any
such  contract,   agreement,   instrument,   lease,  license,   arrangement,  or
understanding; or, (c) violate or result in a breach of any term of the Certificate of Incorporation (or other charter document) or by-laws of Seller, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment or decree binding on Seller, or any Shareholder or to which it or he or any of its or his respective businesses, properties, or assets are subject.

     4.16 Completeness of Disclosure. No representation or warranty by the Seller in this Agreement contains or on the date of the Closing will contain an untrue statement of material fact or omits or on the date of the Closing will omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

ARTICLE V - REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to Seller as follows:

     5.1 Organization. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation. with all requisite power and authority to own, lease, license, and use its properties and assets. To the best of Purchaser's knowledge, it has, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged and the business in which it contemplates engaging. To the best of Purchaser's knowledge, Purchaser is duly qualified to transact the business in which it is engaged and is in good standing as a foreign corporation in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of their business makes such qualification necessary.

     5.2 Authority to Buy. The Purchaser has all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate proceedings of the Purchaser have been duly taken to authorize the execution, delivery, and performance of this Agreement by the Purchaser. This Agreement has been duly authorized, executed, and delivered by the Purchaser, is the legal, valid, and binding obligation of the Purchaser, and is enforceable as to it in accordance with its terms.

     5.3 Conflicts. The execution and delivery of this Agreement and the instruments and documents to be delivered by Purchaser pursuant to this Agreement, the consummation of the transactions contemplated by this Agreement and the compliance with the terms, conditions and provisions of this Agreement by Purchaser will not (i) contravene any provision of Purchaser's articles of incorporation or bylaws; or (ii) conflict with or result in a breach of or constitute a default

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(or an event  which  might,  with the passage of time or the giving of notice or both, constitute a default) under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Purchaser is a party or by which it or its assets may be bound or affected, or any judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, rule or regulation.

     5.4 Litigation and Claims. There are no actions, suits, investigations or proceedings pending or, to Purchaser's knowledge, threatened against or affecting Purchaser, its executive officers or directors at law or in equity, by or before any court or governmental department, agency or instrumentality that would prevent Purchaser from consummating the transactions contemplated hereby and fulfilling its obligations hereunder. Purchaser is not in violation of, or in default in respect to any law, rule, regulations, order, judgment, or decree; nor is Purchaser required to take any action in order to avoid such violation or default. To the best of Purchaser's knowledge, it is not now in violation or breach of, or in default with respect to complying with, any material term of any contract, agreement, lease or license, and additionally is not aware of any facts that could result in a claim or lawsuit against the Purchaser which would materially affect the Purchaser's financial status or ability to transact its contemplated business.

     5.5 Completeness of Disclosure. No representation or warranty made by Purchaser in this Agreement contains or on the date of the Closing will contain an untrue statement of material fact or omits or on the date of the Closing will omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

ARTICLE VI - AGREEMENTS PENDING CLOSING

     6.1 Actions of Purchaser. Purchaser will not knowingly take any action which would result in a breach of any of its representations and warranties hereunder. Furthermore, Purchaser shall cooperate with Seller and use its best efforts to cause all of the conditions to the obligations of Purchaser and Seller under this Agreement to be satisfied on or prior to the Closing Date.

         6.2 Audit.  In the event that an audit be required by  Purchaser,  then
Purchaser's obligation to consummate this transaction is contingent upon Purchaser's determination that it can obtain certified audited historical financial statements, which in the opinion of Purchaser's professional advisors, are suitable for incorporation in registration statements and other material to be filed by Purchaser with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Purchaser shall arrange and pay for such certified audits to be prepared by an auditor of its choice. The Seller and Shareholders shall be solely responsible for the costs of their own accountants. Seller agrees to provide Purchaser and Purchasers' auditors full and complete access to its books and records both prior to and after the Closing and to cooperate in the preparation of audited financial statements if the same are necessary.

ARTICLE VII - CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PURCHASER

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     The  obligations  of the Purchaser  under this Agreement are subject to the following conditions which shall occur or be waived by the Purchaser prior to closing:

     7.1 Accuracy of Representations and Compliance with Conditions. All representations and warranties of Seller contained in this Agreement shall be accurate when made and, in addition, shall be accurate as of the Closing as though such representations and warranties were then made in exactly the same language by Seller and such representations and warranties will be made in the office's closing certificates; as of the Closing Seller shall have performed and complied with all covenants and agreements and satisfied all conditions required to be performed and complied with by any of them at or before such time by this Agreement (which have not been waived by Purchaser closing without same); and the Purchaser shall have received certificates executed by the chief executive officer and the chief financial officer of Seller dated the date of the Closing, to that effect.

     7.2 Other Closing Documents. Seller shall have delivered to the Purchaser at or prior to the closing such other documents as the Purchaser may reasonably request in order to enable the Purchaser to determine whether the conditions to their obligations under this Agreement have been met and otherwise to carry out the provisions of this Agreement.

     7.3 Review of Proceedings. All actions, proceedings, instruments, and documents required to carry out this Agreement or incidental thereto and all other related legal matters shall be subject to the reasonable approval of, counsel to the Purchaser, and Seller and shall have furnished Purchaser's counsel such documents as such counsel may have reasonably requested for the purpose of enabling them to pass upon such matters.

     7.4 Legal Action. There shall not have been instituted or threatened any legal proceeding relating to, or seeking to prohibit or otherwise challenge the consummation of, the transactions contemplated by this Agreement, or to obtain substantial damages with respect thereto.

     7.5 No Governmental Action. There shall not have been any action taken, or any law, rule, regulation, order, judgment, or decree proposed, promulgated, enacted, entered, enforced, or deemed applicable to the transactions contemplated by this Agreement by any federal, state, local, or other governmental authority or by any court or other tribunal, including the entry of a preliminary or permanent injunction, which, in the reasonable judgment of the Purchaser, (a) makes any of the transactions contemplated by this Agreement illegal, (b) results in a delay in the ability of the Purchaser to consummate any of the transactions contemplated by this Agreement, (c) imposes material limitations on the ability of the Purchaser effectively to exercise full rights of ownership of the assets, or (d) otherwise prohibits, restricts, or delays consummation of any of the transactions contemplated by this Agreement or impairs the contemplated benefits to the Purchaser of any of the transactions contemplated by this Agreement.

     7.6 Governmental Approval. It is not necessary for any party to obtain at or prior to the Closing the unconditional written approval of any governmental agency for the execution, delivery, and performance of this Agreement by each of them.

     7.7 Contractual Consents Needed. The parties to this Agreement shall have obtained at or prior to the Closing all consents, if any, required for the consummation of the transactions contemplated by this Agreement from any party to any contract, agreement, instrument, lease,

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license,  arrangement,  or  understanding to which any of them is a party, or to which any of them or any of their respective businesses, properties, or assets are subject, except for service contracts between Seller and its customers.

ARTICLE VIII - CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER

     All obligations of Seller under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent:

     8.1 Deliveries. Purchaser shall receive at Closing, all of the Purchase Price consideration set forth in Section 2.1.

     8.2 Representations and Warranties True as of the Closing Date. The representations and warranties of Purchaser contained in this Agreement or in any list, certificate or document delivered by Purchaser to Seller pursuant to the provisions hereof shall be true on the Closing Date with the same effect as though such representations and warranties were made as of such date.

     8.3 Compliance with this Agreement. Purchaser shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

     (c) any sales, use, documentary, intangible, or other tax or fee owed by Seller or resulting from the transaction or the conduct of the Business prior to Closing or resulting from this transaction.

     (d) anything to the contrary set forth above notwithstanding - Star Services Group Inc. shall remain liable on this indemnification.

     (e) any damages, losses, deficiencies, liabilities, cost and expenses resulting from 9.2(a)(i) and (iii) shall be limited to an amount equal to the purchase price.

     8.4 No Threatened or Pending Litigation. On the Closing Date, no suit, action or other proceeding, or injunction or final judgement relating hereto, shall be threatened or be pending before any court or governmental or regulatory official, body or authority in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby, and no investigation that might result in any such suit, action or proceeding shall be pending or threatened.

ARTICLE X - POST CLOSING MATTERS

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     9.1 Discharge of Obligations.  From and after the Closing Date Seller shall pay and discharge, in accordance with past practice but not less than on a timely basis, all obligations and liabilities incurred prior to the Closing Date with respect to the assets (except for those expressly assumed by Purchaser hereunder) which Seller retains, including without limitation any liabilities or obligations to employees, trade creditors and clients (except for those assumed by Purchaser).

     9.2 Maintenance of Books and Records. Seller and Purchaser shall preserve until the second anniversary of the Closing Date all records possessed or to be possessed by such party relating to any of the assets, liabilities or business of the business prior to the Closing Date. After the Closing Date, where there is a reasonable and legitimate purpose, such party shall provide the other parties with access to the books and records, upon prior reasonable written request specifying the need therefor, during regular business hours.

     9.3 Post Closing Matters. From and after the closing Date, Seller will promptly refer all inquiries with respect to ownership of the Assets to Purchaser. In addition, Seller will execute such documents and financing statements as Purchaser may request from time to time to evidence transfer of the Assets to Purchaser, including any necessary assignments of financing statements.

     9.4 Assumption. Purchaser shall perform and discharge all of Seller's obligations and liabilities which are effectively assumed in accordance with this Agreement.


     ARTICLE X11 - MISCELLANEOUS

     10.1 Termination.

     Anything  herein  or  elsewhere  to  the  contrary  notwithstanding,   this
Agreement may be terminated by written notice of termination at any time before the Closing Date only as follows:

          (i) by mutual consent of Seller and Purchaser;

          (ii) by Purchaser, (A) at any time if the representations and warranties of Seller contained in Section 3.1 hereof were incorrect in any material respect when made or at any time thereafter, or (B) upon written notice to Seller given at any time prior to the Closing Date (or such later date as shall have been specified in a writing authorized on behalf of Seller and Purchaser) if all of the conditions precedent set forth in this Agreement are not satisfied;

          (iii) by Seller, (A) at any time if the representations and warranties of Purchaser contained in this Agreement hereof were incorrect in any material respect when made or at any time thereafter, or (B) upon written notice to Purchaser given at any time prior to the Closing Date (or such later date as shall have been specified in a writing authorized on behalf of Seller and Purchaser) if all of the conditions precedent set forth in this Agreement are not satisfied.

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



     10.2 Headings. The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     10.3 Further Actions. At any time and from time to time, each party agrees, at its or their expense, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

     10.4 Availability of Equitable Remedies. Since a breach of the provisions of this Agreement could not adequately be compensated by money damages, any party shall be entitled, either before or after the Closing, in addition to any other right or remedy available to it, to an injunction restraining such breach or a threatened breach and to specific performance of any such provision of this Agreement. and in either case no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such an injunction and to the ordering of specific performance.

     10.5 Survival. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement by all parties shall survive the Closing for a period of three (3) year. The statements contained in any document executed by Seller, relating hereto or delivered to the Purchaser in connection with the transactions contemplated hereby or thereby, or in any statement, certificate, or other instrument delivered by or on behalf of Seller, pursuant hereto or thereto or delivered to the Purchaser in connection with the transactions contemplated hereby or thereby shall be deemed representations and warranties, covenants and agreements, or conditions, as the case may be, for all purposes of this Agreement.

     10.6 Modification. This Agreement and the Exhibits hereto set forth the entire understanding of the parties with respect to the subject matter hereof, supersede all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

     10.7 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10.7) with a copy to each of the other parties hereto. Any notice given to any corporate party shall be addressed to the attention of the Corporate Secretary. Notice to the estate of any party shall be sufficient if addressed to the party as provided in this
Section 10.08. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which will be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 11.7 shall be deemed given at the time of receipt thereof.

     10.8 Waiver. Any waiver by any party of a breach of any term of this Agreement shall not operate as or be construed to be a waiver of any other breach of that term or of any breach of any other term of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive that party of

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


the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing .

     10.9 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of Seller, and Purchaser, and their respective successors and assigns and shall inure to the benefit of each Indemnitee and its successors and assigns (if not a natural person) and his assigns, heirs, and personal representatives (if a natural person).

     10.10 No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

     10.11 Fees and Expenses. Each party shall bear its own fees and expenses incurred in connection with this transaction.

     10.12 Separability. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If, however, the clause determined to be invalid materially affects the performance of the parties, or materially impacts the parties' expectations or positions with respect to the Agreement, the parties will negotiate in good faith to modify the Agreement in some fashion so as to, as near as possible, place the parties in the same position they were in, viz-a-vie, their intent, performance expectations, and economic position.

     10.13 Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of NewYork, without giving effect to conflict of laws.

     IN WITNESS WHEREOF, the Parties hereto have this day set their hand and seal.

                                   MAXPLANET CORPORATION

                                   By:  s/Henry Val
                                      -------------------------------

                                   NPS INTERNATIONAL CORPORATION

                                   By:  s/Michael Wexler
                                      -------------------------------



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